UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Lord Abbett Investment Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Lord Abbett Investment Trust
Lord Abbett Limited Duration U.S. Government &
Government Sponsored Enterprises Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

90 Hudson Street
Jersey City, NJ 07302-3973

September 4, 2007

Dear Fellow Shareholder:

When we launched the Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund (the “Limited Duration Fund”) and the Lord Abbett U.S. Government & Government Sponsored Enterprises Fund (the “U.S. Government Fund”) in 1993 and 1982, respectively, market conditions were favorable to investment strategies emphasizing U.S. Government securities. However, since then, the fixed income market has evolved to include a wide variety of instruments that the Funds are not able to utilize under their respective present investment mandates. Lord Abbett believes that expanding each Fund’s investment focus would better position it to capitalize on investment opportunities available in today’s fixed income market and would enhance its appeal to investors. Therefore, we propose to reposition the Limited Duration Fund with a short duration fixed income strategy and the U.S. Government Fund with a corporate bond-oriented fixed income strategy. Doing so, we believe, will provide each Fund with opportunities to seek potentially higher investment yields.

At the joint shareholder meeting scheduled to take place on November 9, 2007, the Limited Duration Fund’s shareholders will be asked to approve a proposal to change the Fund’s investment objective from “a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities” to “a high level of income consistent with preservation of capital.” If the Limited Duration Fund’s shareholders approve this proposal:

•                    The Fund would invest primarily in various short duration fixed income securities, including those of corporate issuers, instead of the short and intermediate duration U.S. Government and government-sponsored enterprises securities in which it now primarily invests. The Fund’s average portfolio duration would be expected to be between one and three years;

•                    The Fund’s name would be changed to “Lord Abbett Short Duration Income Fund” in order to more accurately reflect the Fund’s new investment focus;

•                    The Fund’s new benchmark would be the Lehman Brothers 1-3 Year Government/Credit Bond Index, which is considered a more appropriate index in light of the anticipated composition of the Fund’s portfolio; and

•                    The Fund’s contractual management fee would be reduced from 0.40% of the Fund’s average daily net assets to 0.35% and the amounts payable under its Rule 12b-1 plan would be reduced from 0.35% of the average daily net assets of the Fund’s Class A shares to 0.20%. The Class A Rule 12b-1 fee reduction would be voluntary and would not modify the maximum authorized payment under the Fund’s Rule 12b-1 plan with respect to Class A shares (which would remain at 0.50%) or any other provisions of the plan. The lower management and Class A Rule 12b-1 fees are comparable to those of other short duration bond funds.

The U.S. Government Fund’s shareholders will be asked to approve (1) a proposal to change the Fund’s investment objective from “high current income consistent with reasonable risk” to “a high level of income consistent with preservation of capital” and (2) a proposal to eliminate the Fund’s fundamental investment restriction that prohibits it from investing in securities other than U.S. Government securities. If the U.S. Government Fund’s shareholders approve both of these proposals:

•                    The Fund would invest primarily in various fixed income securities, including those of corporate issuers, instead of the U.S. Government and government-sponsored enterprises securities in which it now primarily invests;

•                    The Fund’s name would be changed to “Lord Abbett Income Fund” in order to more accurately reflect the Fund’s new investment focus; and

•                    The Fund’s new benchmark would be the Lehman Brothers Baa Corporate Bond Index, which is considered a more appropriate index in light of the anticipated composition of the Fund’s portfolio.

The proposals are described more fully in the enclosed Proxy Statement and Questions and Answers material.

These changes require your approval. We encourage you to review the enclosed materials and vote in favor of the applicable proposal(s). Only shareholders of each Fund may vote on the proposal(s) with respect to that Fund.

You can vote in any of the following ways:

•                    On the Internet using the Web address shown on your proxy card

•                    By phone, with a toll-free call to the telephone number listed on your proxy card

•                    By mail: Proxy Services, Lord Abbett Investment Trust, PO Box 9173, Farmingdale, NY 11735-9850, using your proxy card and postage-paid return envelope

•                    At the joint shareholder meeting on November 9, 2007, at 9:00 a.m., at 90 Hudson Street, Jersey City, NJ 07302-3973

We encourage you to vote by the Internet or telephone, using the “control” number that appears on your proxy card. We must receive your vote at or before 9:00 a.m. on November 9, 2007, in order to count your vote. Regardless of the method you choose, please take the time to read the full text of the enclosed Proxy Statement before voting.

It is a privilege to manage the Funds on your behalf. If you have any questions or need assistance voting, please contact your financial advisor or call us at 1-888-L-ABBETT (1-888-522-2388).

Sincerely,

Robert S. Dow
Chairman of the Board

Lord Abbett Investment Trust
Lord Abbett Limited Duration U.S. Government &
Government Sponsored Enterprises Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973

NOTICE OF JOINT MEETING OF SHAREHOLDERS
To be Held on November 9, 2007

NOTICE IS HEREBY GIVEN of a joint meeting of the shareholders of Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund (the “Limited Duration Fund”) and Lord Abbett U.S. Government & Government Sponsored Enterprises Fund (the “U.S. Government Fund”). The meeting will be held at 90 Hudson Street, Jersey City, New Jersey, 07302-3973, on November 9, 2007, at 9:00 a.m., for the following purposes:

With respect to the Limited Duration Fund:

•                    To approve a proposal to change the Fund’s investment objective; and

•                    To transact such other business as may properly come before the meeting and any adjournments thereof.

With respect to the U.S. Government Fund:

•                    To approve a proposal to change the Fund’s investment objective;

•                    To approve a proposal to eliminate a fundamental investment restriction of the Fund; and

•                    To transact such other business as may properly come before the meeting and any adjournments thereof.

By order of the Board of Trustees

Lawrence H. Kaplan
September 4, 2007	Vice President and Secretary

PROXY STATEMENT

JOINT MEETING OF SHAREHOLDERS
To be Held on November 9, 2007

TABLE OF CONTENTS

INTRODUCTION		1
PROPOSAL 1:	TO CHANGE THE LIMITED DURATION FUND’S INVESTMENT OBJECTIVE	3
PROPOSAL 2(a):	TO CHANGE THE U.S. GOVERNMENT FUND’S INVESTMENT OBJECTIVE	13
PROPOSAL 2(b):	TO ELIMINATE A FUNDAMENTAL INVESTMENT RESTRICTION OF THE U.S. GOVERNMENT FUND	22
ADDITIONAL INFORMATION		22
APPENDIX A — Shareholders Beneficially Owning More Than 5% of the Funds		A-1

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Lord Abbett Investment Trust (the “Trust”), to be voted at a joint meeting of the shareholders of Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund (the “Limited Duration Fund”) and Lord Abbett U.S. Government & Government Sponsored Enterprises Fund (the “U.S. Government Fund”), each a series of the Trust, to be held on November 9, 2007, at 9:00 a.m., at 90 Hudson Street, Jersey City, New Jersey, 07302-3973 and at any adjournments thereof (the “Meeting”). The Limited Duration Fund and the U.S. Government Fund each may be referred to individually as a “Fund” or collectively as the “Funds” in this Proxy Statement.

The Trust is an open-end management investment company organized under Delaware law. The Board has fixed the close of business on August 15, 2007 (the “Record Date”) as the record date for determination of shareholders of each Fund entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were issued and outstanding 27,133,975.025 shares of the Limited Duration Fund and 241,656,130.196 shares of the U.S. Government Fund. A list of the shareholders of record will be available for inspection at the offices of Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, New Jersey, 07302-3973, until the date of the Meeting. For ease and clarity of presentation, shares of beneficial interest of each Fund are referred to herein as “Shares,” and holders of Shares are referred to as “Shareholders.” Only Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. Only shareholders of each Fund may vote on the proposal(s) with respect to that Fund. This Proxy Statement and the enclosed proxy card are first being made available to Shareholders on or about September 4, 2007.

The Funds may request brokerage houses, custodians, nominees, and fiduciaries who are Shareholders of record to forward proxy materials to beneficial owners. Each Fund will reimburse these persons for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of the Fund.

The cost of the solicitation is expected to be approximately $15,000 for the Limited Duration Fund and approximately $65,000 for the U.S. Government Fund and will be borne by Lord Abbett. The solicitation of proxies will be primarily by mail. The Funds have retained Broadridge Financial Solutions, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting. Officers and service contractors of the Funds also may solicit proxies by telephone, facsimile, or personal interview. Authorizations for another person to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the Shareholder’s identity. In all cases where a telephonic proxy is solicited, the Shareholder will be asked to verify his or her identity, and to confirm that the Shareholder has received the Proxy Statement and proxy card. Except for votes cast by automated telephonic voting, within 72 hours of receiving a Shareholder’s telephonic voting instructions, a confirmation will be sent to the Shareholder to ensure that the vote has been taken in accordance with the Shareholder’s instructions and to provide a telephone number to call immediately if the Shareholder’s instructions are not correctly reflected in the confirmation. In the case of voting instructions electronically transmitted by the Internet, a confirmation will be sent only if specifically requested by the Shareholder. Shareholders requiring further information as to telephonic, facsimile or electronically transmitted voting instructions or the proxy generally should contact the Funds toll-free at 1-888-522-2388. Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the applicable Fund the written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person.

Shareholders are entitled to one vote for each full Share, and a proportionate vote for each fractional Share, of a Fund held as of the Record Date. Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the Shares represented by the proxy in accordance with the instructions marked thereon.

Each Fund will furnish, without charge, a copy of the Fund’s most recent annual report and most recent semiannual report succeeding the annual report, if any, to any Shareholder upon request. A Shareholder may obtain such report(s) by writing to the Funds, by calling 1-888-522-2388 or via the Internet at www.LordAbbett.com.

Security ownership of certain beneficial owners.

Exhibit A lists the beneficial owners of more than 5% of any class of each Fund as of the Record Date. Except as shown in that Exhibit, to the knowledge of each Fund, as of the Record Date, no person is a beneficial owner of more than 5% of the outstanding Shares of any class of the Fund.

PROPOSAL 1

TO CHANGE THE LIMITED DURATION FUND’S
INVESTMENT OBJECTIVE

The Fund’s current investment objective is “to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities.” As discussed more fully below, the Board recommends that Shareholders of the Fund approve a proposal to change the Fund’s investment objective to “a high level of income consistent with preservation of capital.”

Pursuing this new investment objective would require a change in the Fund’s principal investment strategy. Currently, the Fund’s principal investment strategy is to primarily invest in short- and intermediate-duration U.S. Government securities, and securities issued or guaranteed by government-sponsored enterprises, which the Fund expects will produce a high level of income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government-sponsored enterprises (including mortgage-related securities), such as the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Government National Mortgage Association. The Fund may invest its remaining assets in various types of fixed income securities, including debt securities rated investment grade at the time of purchase, asset-backed securities and cash equivalents. In addition, the Fund may use credit default swaps for hedging or investment purposes and may use futures and options for hedging or risk management purposes.

Subject to Shareholder approval of Proposal 1, the Trust’s Board has approved a new principal investment strategy under which the Fund would invest at least 65% of its net assets in investment grade fixed income securities of various types. The Fund would invest primarily in short duration investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. The Fund would be permitted to invest up to 35% of its net assets in high-yield debt securities (commonly known as “lower rated bonds” or “junk bonds”), non-U.S. debt securities denominated in foreign currencies and bank loans. In addition, the Fund would be permitted to use credit default swaps, forward currency contracts, futures, options and other types of derivative instruments to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset. Therefore, if shareholders approve Proposal 1, the Fund will be able to invest in a broader range of potentially higher yielding segments of the fixed income market while continuing to seek high income.

The investment team currently responsible for the day-to-day management of the Fund would continue to oversee the Fund. Lord Abbett believes that the individuals comprising the investment team have the experience to continue to oversee the Fund after the proposed changes are implemented. Effective October 1, 2007, Robert I. Gerber, who currently is the head of the Fund’s investment team, will become Chief Investment Officer of Lord Abbett. As of that date, Robert A. Lee, who currently is a senior member of the Fund’s investment team, will replace Mr. Gerber as the head of the Fund’s investment team.

When the Fund was launched in 1993, market conditions were favorable to investment strategies emphasizing short and intermediate duration U.S. Government securities. However, since then, the fixed income market has evolved to include a wide variety of instruments that the Fund is not able to utilize under its present investment mandate. Lord Abbett believes that expanding the Fund’s investment focus would better position it to capitalize on investment opportunities available in today’s fixed income market and would enhance its appeal to investors. Lord Abbett expects that under the proposed new investment objective and strategy, the Fund would generate potentially higher yields and returns, although it would be subject to significantly greater credit risk. Furthermore, Lord Abbett believes that the proposed new investment objective and strategy would provide Shareholders with the opportunity to benefit from a short duration fixed income strategy, potentially lower interest rate risk, reduced management and Class A Rule 12b-1 fees and economies of scale resulting from the growth in Fund assets that may be reasonably expected based on the interest investors have shown in funds employing similar investment strategies.

The Fund’s current investment objective is fundamental (within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”)) and therefore can only be changed by a Shareholder vote. The Fund’s proposed new investment objective also would be fundamental.

If Shareholders approve Proposal 1:

•                    The Fund would be permitted to invest primarily in various short duration fixed income securities, including those of corporate issuers, instead of the short and intermediate duration U.S. Government and government-sponsored enterprises securities in which it now primarily invests. The Fund would be permitted to invest to a lesser extent in high-yield debt securities, non-U.S. debt securities denominated in foreign currencies and bank loans. In addition, the Fund would be permitted to use various types of derivative instruments to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset;

•                    The Fund’s name would be changed to “Lord Abbett Short Duration Income Fund” in order to more accurately reflect the Fund’s new investment focus;

•                    The Fund’s new benchmark would be the Lehman Brothers 1-3 Year Government/Credit Bond Index, which is a market value-weighted index of government fixed-rate debt issues and investment grade U.S. and foreign corporate fixed-rate debt issues with sufficient liquidity; and

•                    The Fund’s contractual management fee would be reduced from 0.40% of the Fund’s average daily net assets to 0.35% and the amounts payable under its Rule 12b-1 plan would be reduced from 0.35% of the average daily net assets of the Fund’s Class A shares to 0.20%. The maximum amount that could be paid under the Rule 12b-1 plan with respect to Class A shares of the Fund would remain at 0.50%. The lower management and Class A Rule 12b-1 fees are comparable to those of other short duration bond funds.

The changes to the Fund’s principal investment strategy, name, benchmark, management fee and Class A Rule 12b-1 fee are contingent on Shareholder approval of Proposal 1.

Current Investment Objective and Policies.

The Fund’s current investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. To pursue its goal, the Fund invests primarily in short- and intermediate-duration U.S. Government securities, and securities issued or guaranteed by government-sponsored enterprises, which the Fund expects will produce a high level of income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government-sponsored enterprises (including mortgage-related securities), such as the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Government National Mortgage Association. The Fund may invest its remaining assets in various types of fixed income securities, including debt securities rated investment grade at the time of purchase, asset-backed securities and cash equivalents. In addition, the Fund may use credit default swaps for hedging or investment purposes and may use futures and options for hedging or risk management purposes.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under the Fund’s current investment objective and policies, its average portfolio duration is expected to be between one and four years.

Proposed Investment Objective and Policies.

The proposed new investment objective for the Fund would be “to seek a high level of income consistent with preservation of capital.”

Subject to Shareholder approval of the proposed investment objective, the Fund would change its principal investment strategy so that, under normal circumstances, it would invest at least 65% of its net assets in investment grade fixed income securities of various types. The Fund would invest primarily in short duration investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. The Fund would be permitted to invest up to 35% of its net assets in high-yield debt securities (commonly known as “lower rated bonds” or “junk bonds”), non-U.S. debt securities denominated in foreign currencies and bank loans. In addition, the Fund would be permitted to use credit default swaps, forward currency contracts, futures, options and other types of derivative instruments to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset. These instruments are described in more detail below.

•                    In a credit default swap, the Fund may agree to make periodic payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or “credit event” relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, the Fund may agree to provide such credit protection in exchange for receiving premium payments.

•                    A forward currency contract involves obligations of one party to purchase, and another party to sell, a specific amount of a currency at a future date, at a price established in the contract. Because the delivery and settlement of the contract is in the future, the Fund would retain the assets intended to be used to settle the contract until the specified future date. The Fund plans to invest these assets in various U.S. fixed income instruments that would be expected to generate income for the Fund.

•                    Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.

As described under “Current Investment Objective and Policies” above, duration is a measure of a fund’s sensitivity to interest rate fluctuations. If shareholders approve the proposed investment objective, the Fund will continue to attempt to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. However, the Fund is expected to have a shorter average portfolio duration, and thus somewhat lower interest rate risk. Under the Fund’s proposed investment objective and policies, its average portfolio duration is expected to be between one and three years.

The proposed changes in the Fund’s investment objective and strategy present different and increased risks, as well as the potential for higher yields and returns, as compared with the Fund’s current investment objective and strategy. See “Main Risks” below. Lord Abbett is of the view that existing and foreseeable market conditions in the short and intermediate duration U.S. Government category do not provide the Fund with sufficient investment alternatives to continue under its present investment objective and that restructuring the Fund with a short duration fixed income strategy would enhance its appeal to investors. Lord Abbett expects that under the proposed new investment objective and strategy, the Fund would generate potentially higher yields and returns, although it would be subject to significantly greater credit risk. Furthermore, Lord Abbett believes that the proposed new investment objective and strategy would provide Shareholders with the potential to benefit from potentially lower interest rate risk, reduced management and Class A Rule 12b-1 fees and economies of scale resulting from the growth in Fund assets that may be reasonably expected based on the interest investors have shown in funds employing similar investment strategies. There is no assurance that the Fund will achieve its investment objective.

Subject to shareholder approval of the proposed investment objective, the Fund’s name will be changed to “Lord Abbett Short Duration Income Fund” to more accurately reflect the Fund’s new investment focus.

Main Risks.

If Shareholders approve the proposed change in investment objective, the Fund will be exposed to the following main risks, which will, in certain cases, be new risks to the Fund:

•                    Debt Securities — The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Also, an issuer may default as to principal and/or interest payments after the Fund purchases its securities.

•                    High-Yield Debt Securities — High-yield debt securities, or junk bonds, are subject to greater credit risks than investment grade bonds and may be more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling. There is also the risk that an issuer may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for junk bonds generally is less liquid than the market for higher-rated securities, subjecting them to the potential for greater fluctuations in value.

•                    Mortgage- and Other Asset-Backed Securities — Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The mortgage- and other asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income instruments. Early prepayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•                    Derivatives — Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index. The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at its desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Lord Abbett correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund’s performance could suffer. Examples of derivatives include credit default swaps, forward currency contracts and futures and options, as discussed above.

•                    Leverage — Certain of the Fund’s transactions (including, among others, credit default swaps, forward currency contracts and other derivatives) may give rise to leverage risk. Leverage, including borrowing, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. As a result, the Fund may be obligated to liquidate positions before it is desirable to do so, in order to fulfill its segregation requirements. There is no assurance that the Fund will be able to employ leverage successfully.

•                    U.S. Government Securities — Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. The Fund may invest a portion of its assets in securities issued or guaranteed by various government-sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government-sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise’s obligations, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank. There is no assurance that the U.S. Government will provide financial support to government-sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

•                    Foreign Investments — Foreign investments generally pose greater risks than domestic investments. Foreign markets and their investments may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at its desired time or price. Foreign investments also may be affected by changes in currency rates, which may fluctuate significantly over short periods of time, or currency controls. Foreign currency exchange rates generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates, central banks’ policies and other complex factors. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries. Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

Name Change.

If Shareholders approve Proposal 1, the Fund’s name will be changed from “Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund” to “Lord Abbett Short Duration Income Fund” in order to more accurately reflect the Fund’s new investment focus.

Benchmark Change.

If Shareholders approve Proposal 1, the Fund’s benchmark will be changed from the Lehman Brothers Intermediate Government Bond Index, which is a market value-weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities between one and 9.99 years, to the Lehman Brothers 1-3 Year Government/Credit Bond Index, which is a market value-weighted index of government fixed-rate debt issues and investment grade U.S. and foreign corporate fixed-rate debt issues with sufficient liquidity. The proposed benchmark is considered a more appropriate index in light of the anticipated composition of the Fund’s portfolio.

Fee Reductions.

If Shareholders approve Proposal 1, the Fund’s contractual management fee would be reduced from 0.40% of the Fund’s average daily net assets to 0.35% and the amounts payable under its Rule 12b-1 plan would be reduced from 0.35% of the average daily net assets of the Fund’s Class A shares to 0.20%. The Class A Rule 12b-1 fee reduction would be voluntary and would not modify the maximum authorized payment under the Fund’s Rule 12b-1 plan with respect to Class A shares (which would remain at 0.50%) or any other provisions of the plan. The lower management and Class A Rule 12b-1 fees are comparable to those of other short duration bond funds.

Tax Consequences for Shareholders.

If Shareholders approve Proposal 1, it is expected that the majority of the Fund’s current holdings would be sold as a result of the change in the Fund’s investment objective and strategy. The sale of the Fund’s current holdings generally would be deemed a taxable event that would generate capital gains or losses. As of April 30, 2007, the Fund had net unrealized gains of approximately $440,000 and a capital loss carryover of approximately $10 million. Thus, any capital gains generated by the sale of the Fund’s current holdings would be offset by the capital loss carryover and the Fund would not expect to make any distribution of such gains to Shareholders. The Fund’s remaining capital loss carryover would be available to offset future capital gains to the extent permitted by the Internal Revenue Code of 1986, as amended (the “Code”), and applicable tax regulations.

Because everyone’s tax situation is unique, Shareholders should consult with their tax advisors.

Board Considerations.

The Board approved the proposed change in the Fund’s investment objective at a meeting held on June 13, 2007. At the meeting, Lord Abbett informed the Board that it believes that the proposed investment objective and policies would be more attractive to investors than the Fund’s current investment objective and policies and, as a result, the Fund’s assets would be expected to increase if Shareholders approve the new investment objective. In reviewing Lord Abbett’s proposal to change the Fund’s investment objective, the Board considered that over time the Fund’s assets have been declining and noted Lord Abbett’s belief that, under current and foreseeable market conditions, the Fund’s assets would continue to decline if it maintains its current investment objective and policies. The Board considered that the Fund is not now structured to take advantage of fixed income instruments that have proliferated since the Fund was launched in 1993, including corporate, high yield and foreign debt securities, all of which offer potentially higher yields and returns than U.S Government securities. The Board concluded that expanding the Fund’s investment focus would better position it to capitalize on investment opportunities available in today’s fixed income market.

After carefully reviewing the information provided by Lord Abbett, the Board, including the independent Board Members, unanimously approved the proposed change to the Fund’s investment objective and recommended that Shareholders approve the change. The Board’s decision was based on a number of factors, including the following:

•                    The proposed new investment objective will provide Shareholders with the opportunity to benefit from a short duration fixed income strategy, potentially higher yields and returns, potentially lower interest rate risk, reduced management and Class A Rule 12b-1 fees and economies of scale resulting from the growth in Fund assets that may be reasonably expected based on the interest investors have shown in funds employing similar investment strategies. The Board stated that although it believed that the proposed changes to the Fund present increased credit and other risks, the proposed changes to the Fund were in the best interests of current Shareholders, given the increased potential for higher yields and returns.

•                    The Board noted that, if shareholders approve the new investment objective, the Fund’s contractual management fee would be reduced from 0.40% of the Fund’s average daily net assets to 0.35% and the amounts payable under its Rule 12b-1 plan would be reduced from 0.35% of the average daily net assets of the Fund’s Class A shares to 0.20%. The maximum amount that could be paid under the Rule 12b-1 plan with respect to Class A shares of the Fund would remain at 0.50%. This would make the Fund’s management and Class A Rule 12b-1 fees comparable to those of other short duration bond funds. The Board noted that the growth in Fund assets could offer the opportunity to lower expenses because of resultant economies of scale.

•                    The Board noted that the individuals currently responsible for the day-to-day management of the Fund’s portfolio have the experience to continue to oversee the Fund after the proposed changes are implemented.

•                    The Board noted that the proposed restructuring is not expected to have any adverse tax consequences for the Fund’s shareholders.

Effective Date.

If Shareholders approve Proposal 1, it is anticipated that the new investment objective and related changes will be implemented between December 14, 2007 and January 2, 2008. Also, if Shareholders approve Proposal 1, the Fund’s prospectus and statement of additional information will be revised to reflect the new investment objective and related changes.

If Shareholders do not approve Proposal 1, Lord Abbett will continue to manage the Fund according to its current investment objective and policies, but will consider other options, including liquidating the Fund or merging it into another mutual fund.

The Board Members, including the independent Board Members, unanimously recommend that Shareholders of the Fund vote FOR Proposal 1.

PROPOSAL 2(a)

TO CHANGE THE U.S. GOVERNMENT FUND’S
INVESTMENT OBJECTIVE

The Fund’s current investment objective is “high current income consistent with reasonable risk.” As discussed more fully below, the Board recommends that Shareholders of the Fund approve a proposal to change the Fund’s investment objective to “a high level of income consistent with preservation of capital.”

Pursuing this new investment objective would require a change in the Fund’s principal investment strategy. Currently, the Fund’s principal investment strategy is to primarily invest in U.S. Government securities, and securities issued or guaranteed by government-sponsored enterprises, which the Fund expects will produce high current income consistent with reasonable risk. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by the U.S. and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government-sponsored enterprises (including mortgage-related securities), such as the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Farm Credit Bank and the Government National Mortgage Association. In addition, the Fund may use futures and options for hedging or risk management purposes.

Subject to Shareholder approval of Proposal 2(a), the Trust’s Board has approved a new principal investment strategy under which the Fund would invest at least 65% of its net assets in investment grade fixed income securities of various types. The Fund would invest primarily in investment grade corporate, U.S. Government and mortgage- and other asset-backed securities. The Fund would be permitted to invest up to 35% of its net assets in high-yield debt securities (commonly known as “lower rated bonds” or “junk bonds”), foreign securities (including emerging market securities), bank loans, convertibles and preferred stocks. In addition, the Fund would be permitted to use credit default swaps, forward currency contracts, futures, options and other types of derivative instruments to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset. Therefore, if shareholders approve Proposal 2(a), the Fund will be able to invest in a broader range of potentially higher yielding segments of the fixed income market and will have greater flexibility with respect to its use of derivatives while continuing to seek high income.

The investment team currently responsible for the day-to-day management of the Fund would continue to oversee the Fund. Lord Abbett believes that the individuals comprising the investment team have the experience to continue to oversee the Fund after the proposed changes are implemented. Effective

October 1, 2007, Robert I. Gerber, who currently is the head of the Fund’s investment team, will become Chief Investment Officer of Lord Abbett. As of that date, Robert A. Lee, who currently is a senior member of the Fund’s investment team, will replace Mr. Gerber as the head of the Fund’s investment team.

When the Fund was launched in 1982, market conditions were favorable to investment strategies emphasizing U.S. Government securities. However, since then, the fixed income market has evolved to include a wide variety of instruments that the Fund is not able to utilize under its present investment mandate. Lord Abbett believes that expanding the Fund’s investment focus would better position it to capitalize on investment opportunities available in today’s fixed income market and would enhance its appeal to investors. Lord Abbett expects that under the proposed new investment objective and strategy, the Fund would generate potentially higher yields and returns, although it would be subject to significantly greater credit risk. Furthermore, Lord Abbett believes that the proposed new investment objective and strategy would provide Shareholders with the opportunity to benefit from a corporate bond-oriented fixed income strategy and economies of scale resulting from the growth in Fund assets that may be reasonably expected based on the interest investors have shown in funds employing similar investment strategies.

The Fund’s current investment objective is fundamental (within the meaning of the 1940 Act) and therefore can only be changed by a Shareholder vote. The Fund’s proposed new investment objective also would be fundamental.

If Shareholders approve Proposal 2(a) and the related changes described in Proposal 2(b) below:

•                    The Fund would be permitted to invest primarily in various fixed income securities, including those of corporate issuers, instead of the U.S. Government and government-sponsored enterprises securities in which it now primarily invests. The Fund would be permitted to invest to a lesser extent in high-yield debt securities, foreign securities (including emerging market securities), bank loans, convertibles and preferred stocks. In addition, the Fund would be permitted to use various types of derivative instruments to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset;

•                    The Fund’s name would be changed to “Lord Abbett Income Fund” in order to more accurately reflect the Fund’s new investment focus; and

•                    The Fund’s new benchmark would be the Lehman Brothers Baa Corporate Bond Index, which is composed of publicly issued, fixed-rate, nonconvertible corporate debt rated investment grade by at least two of the following ratings agencies: Moody’s Investors Service, Standard & Poor’s and Fitch.

The changes to the Fund’s principal investment strategy, name and benchmark are contingent on Shareholder approval of Proposal 2(a) and Proposal 2(b).

Current Investment Objective and Policies.

The Fund’s current investment objective is high current income consistent with reasonable risk. By reasonable risk, we mean that the volatility the Fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index. To pursue its goal, the Fund invests primarily in U.S. Government securities, and securities issued or guaranteed by government-sponsored enterprises, which the Fund expects will produce high current income consistent with reasonable risk. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by the U.S. and certain obligations issued or guaranteed by U.S. Government agencies and U.S. government-sponsored enterprises (including mortgage-related securities), such as the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Farm Credit Bank and the Government National Mortgage Association. In addition, the Fund may use futures and options for hedging or risk management purposes.

Proposed Investment Objective and Policies.

The proposed new investment objective for the Fund would be “to seek a high level of income consistent with preservation of capital.”

Subject to Shareholder approval of the proposed investment objective, the Fund would change its principal investment strategy so that, under normal circumstances, it would invest at least 65% of its net assets in investment grade fixed income securities of various types. The Fund would invest primarily in investment grade corporate, U.S. Government and mortgage- and other asset-backed securities. The Fund would be permitted to invest up to 35% of its net assets in high-yield debt securities (commonly known as “lower rated bonds” or “junk bonds”), foreign securities (including emerging market securities), bank loans, convertibles and preferred stocks. In addition, the Fund would be permitted to use credit default swaps, forward currency contracts, futures, options and other types of derivative instruments to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset. These instruments are described in more detail below.

•                    In a credit default swap, the Fund may agree to make periodic payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or “credit event”

relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, the Fund may agree to provide such credit protection in exchange for receiving premium payments.

•                    A forward currency contract involves obligations of one party to purchase, and another party to sell, a specific amount of a currency at a future date, at a price established in the contract. Because the delivery and settlement of the contract is in the future, the Fund would retain the assets intended to be used to settle the contract until the specified future date. The Fund plans to invest these assets in various U.S. fixed income instruments that would be expected to generate income for the Fund.

•                    Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.

The proposed changes in the Fund’s investment objective and strategy present different and increased risks, as well as the potential for higher yields and returns, as compared with the Fund’s current investment objective and strategy. See “Main Risks” below. Lord Abbett is of the view that existing and foreseeable market conditions in the U.S. Government category do not provide the Fund with sufficient investment alternatives to continue under its present investment objective and that restructuring the Fund with a corporate bond-oriented fixed income strategy would enhance its appeal to investors. Lord Abbett expects that under the proposed new investment objective and strategy, the Fund would generate potentially higher yields and returns, although it would be subject to significantly greater credit risk. Furthermore, Lord Abbett believes that the proposed new investment objective and strategy would provide Shareholders with the potential to benefit from economies of scale resulting from the growth in Fund assets that may be reasonably expected based on the interest investors have shown in funds employing similar investment strategies. There is no assurance that the Fund will achieve its investment objective.

Subject to shareholder approval of the proposed investment objective, the Fund’s name will be changed to “Lord Abbett Income Fund” to more accurately reflect the Fund’s new investment focus.

Main Risks.

If Shareholders approve the proposed change in investment objective, the Fund will be exposed to the following main risks, which will, in certain cases, be new risks to the Fund:

•                    Debt Securities — The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Also, an issuer may default as to principal and/or interest payments after the Fund purchases its securities.

•                    High-Yield Debt Securities — High-yield debt securities, or junk bonds, are subject to greater credit risks than investment grade bonds and may be more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling. There is also the risk that an issuer may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for junk bonds generally is less liquid than the market for higher-rated securities, subjecting them to the potential for greater fluctuations in value.

•                    Mortgage- and Other Asset-Backed Securities — Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The mortgage- and other asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income instruments. Early prepayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•                    Foreign Investments — Foreign investments generally pose greater risks than domestic investments. Foreign markets and their investments may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at its desired time or price. Foreign investments also may be affected by changes in currency rates, which may fluctuate significantly over short periods of time, or currency controls. Foreign currency exchange rates generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates, central banks’ policies and other complex factors. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries. Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

•                    Derivatives — Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index. The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at its desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Lord Abbett correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund’s performance could suffer. Examples of derivatives include credit default swaps, forward currency contracts and futures and options, as discussed above.

•                    Leverage — Certain of the Fund’s transactions (including, among others, credit default swaps, forward currency contracts and other derivatives) may give rise to leverage risk. Leverage, including borrowing, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. As a result, the Fund may be obligated to liquidate positions before it is desirable to do so, in order to fulfill its segregation requirements. There is no assurance that the Fund will be able to employ leverage successfully.

•                    U.S. Government Securities — Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. The Fund may invest a portion of its assets in securities issued or guaranteed by various government-sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government-sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise’s obligations, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank. There is no assurance that the U.S. Government will provide financial support to government-sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

Name Change.

If Shareholders approve Proposal 2(a), the Fund’s name will be changed from “Lord Abbett U.S. Government & Government Sponsored Enterprises Fund” to “Lord Abbett Income Fund” in order to more accurately reflect the Fund’s new investment focus.

Benchmark Change.

If Shareholders approve Proposal 2(a), the Fund’s benchmark will be changed from the Lehman Brothers Government Bond Index, which is a market value-weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more, to the Lehman Brothers Baa Corporate Bond Index, which is composed of publicly issued, fixed-rate, nonconvertible corporate debt rated investment grade by at least two of the following ratings agencies: Moody’s Investors Service, Standard & Poor’s and Fitch. The proposed benchmark is considered a more appropriate index in light of the anticipated composition of the Fund’s portfolio.

Tax Consequences for Shareholders.

If Shareholders approve Proposal 2(a), it is expected that the majority of the Fund’s current holdings would be sold as a result of the change in the Fund’s investment objective and strategy. The sale of the Fund’s current holdings generally would be deemed a taxable event that would generate capital gains or losses. As of April 30, 2007, the Fund had net unrealized gains of approximately $4 million and a capital loss carryover of approximately $108.7 million. Thus, any capital gains generated by the sale of the Fund’s current holdings would be offset by the capital loss carryover and the Fund would not expect to make any distribution of such gains to Shareholders. The Fund’s remaining capital loss carryover would be available to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

Because everyone’s tax situation is unique, Shareholders should consult with their tax advisors.

Board Considerations.

The Board approved the proposed change in the Fund’s investment objective at a meeting held on June 13, 2007. At the meeting, Lord Abbett informed the Board that it believes that the proposed investment objective and policies would be more attractive to investors than the Fund’s current investment objective and policies and, as a result, the Fund’s assets would be expected to increase if Shareholders approve the new investment objective. In reviewing Lord Abbett’s proposal to change the Fund’s investment objective, the Board considered that over time the Fund’s assets have been declining and noted Lord Abbett’s belief that, under current and foreseeable market conditions, the Fund’s assets would continue to decline if it maintains its current investment objective and policies. The Board considered that the Fund is not now structured to take advantage of fixed income instruments that have proliferated since the Fund was launched in 1982, including corporate, high yield and foreign debt securities and derivatives, all of which offer potentially higher yields and returns than U.S Government securities. The Board concluded that expanding the Fund’s investment focus would better position it to capitalize on investment opportunities available in today’s fixed income market.

After carefully reviewing the information provided by Lord Abbett, the Board, including the independent Board Members, unanimously approved the proposed change to the Fund’s investment objective and recommended that Shareholders approve the change. The Board’s decision was based on a number of factors, including the following:

•                    The proposed new investment objective will provide Shareholders with the opportunity to benefit from a corporate bond-oriented fixed income strategy, potentially higher yields and returns and economies of scale resulting from the growth in Fund assets that may be reasonably expected based on the interest investors have shown in funds employing similar investment strategies. The Board stated that although it believed that the proposed changes to the Fund present increased credit and other risks, the proposed changes to the Fund were in the best interests of current Shareholders, given the increased potential for higher yields and returns.

•                    The Board noted that the growth in Fund assets could offer the opportunity to lower expenses because of resultant economies of scale.

•                    The Board noted that the individuals currently responsible for the day-to-day management of the Fund’s portfolio have the experience to continue to oversee the Fund after the proposed changes are implemented.

•                    The Board noted that the proposed restructuring is not expected to have any adverse tax consequences for the Fund’s shareholders.

Effective Date.

If Shareholders approve Proposal 2(a), it is anticipated that the new investment objective and related changes will be implemented between December 14, 2007 and January 2, 2008. Also, if Shareholders approve Proposal 2(a), the Fund’s prospectus and statement of additional information will be revised to reflect the new investment objective and related changes.

Proposal 2(a) and Proposal 2(b) are interdependent; therefore, the changes described in each proposal will be implemented only if Shareholders approve both proposals. If Shareholders do not approve Proposal 2(a) and Proposal 2(b), Lord Abbett will continue to manage the Fund according to its current investment objective and policies, but will consider other options, including liquidating the Fund or merging it into another mutual fund.

The Board Members, including the independent Board Members, unanimously recommend that Shareholders of the Fund vote FOR Proposal 2(a).

PROPOSAL 2(b)

TO ELIMINATE A FUNDAMENTAL INVESTMENT RESTRICTION OF THE U.S. GOVERNMENT FUND

The Fund presently has a fundamental investment restriction that prohibits it from investing in securities other than U.S. Government securities. As discussed more fully below, the Board recommends that Shareholders of the Fund approve a proposal to eliminate this restriction in order to enable the Fund to implement its proposed new investment objective and policies.

Proposed Change.

The Fund is subject to a fundamental investment restriction that provides that it may not “invest in securities other than U.S. Government securities, as described in the Prospectus.” This investment restriction is consistent with the Fund’s current investment objective and policies, but would impede Lord Abbett’s ability to manage the Fund under its proposed investment objective and policies. Accordingly, subject to Shareholder approval of Proposal 2(b), the Trust’s Board has approved the elimination of this investment restriction to afford Lord Abbett greater flexibility in selecting investments for the Fund in accordance with its proposed broader investment mandate. Without this restriction, the Fund would be able to pursue its proposed new investment objective by investing in various types of fixed income securities including but not limited to U.S. Government securities, as described in Proposal 2(a).

The Fund’s investment restriction is fundamental (within the meaning of the 1940 Act) and therefore can only be changed by a Shareholder vote.

Effective Date.

If Shareholders approve Proposal 2(b), it is anticipated that the fundamental investment restriction will be eliminated between December 14, 2007 and January 2, 2008.

Proposal 2(a) and Proposal 2(b) are interdependent; therefore, the changes described in each proposal will be implemented only if Shareholders approve both proposals. If Shareholders do not approve Proposal 2(a) and Proposal 2(b), Lord Abbett will continue to manage the Fund according to its current investment objective and policies, but will consider other options, including liquidating the Fund or merging it into another mutual fund.

The Board Members, including the independent Board Members, unanimously recommend that Shareholders of the Fund vote FOR Proposal 2(b).

ADDITIONAL INFORMATION

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice. If any such other matters do come before the Meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

a.                  Timeliness of Shareholder Proposals

Any Shareholder proposal to be presented for action at a Fund’s next Shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund’s principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Funds do not intend to hold another annual or special meeting of Shareholders unless required to do so by the 1940 Act or by Delaware law.

b.                 Investment Adviser and Underwriter

Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey, 07302-3973, acts as investment adviser to each Fund. Lord Abbett Distributor LLC, a subsidiary of Lord, Abbett & Co. LLC located at the same address, acts as principal underwriter to each Fund.

c.                  Quorum, Vote Required, and Voting Procedures

A quorum for the Meeting consists of holders of a majority of the outstanding Shares of the applicable Fund present in person or by proxy.

Approval of each proposal will require the affirmative vote of a majority of the outstanding Shares of the applicable Fund (as defined in the 1940 Act), meaning the lesser of (1) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy, or (2) more than 50% of the voting power of the outstanding voting securities of the Fund. Shares for which there is an abstention or broker non-vote will be counted for quorum purposes but will have the same effect as a vote against a proposal for purposes of determining whether the proposal has passed. Unmarked proxies will be voted FOR the proposals described in this Proxy Statement and any other matters as deemed appropriate.

d.                 Adjournment for Insufficient Votes

If sufficient votes to approve each proposal are not received by a Fund before the meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to allow further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to Shareholders with respect to such solicitation. Any such adjournment will require an affirmative vote of a majority of the Shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all Shareholders.

e.                  Questions

If you have any questions regarding the Meeting or need assistance in voting, please contact us at 1-888-L-ABBETT (1-888-522-2388).

Lord Abbett Investment Trust

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lawrence H. Kaplan
Vice President and Secretary

APPENDIX A

Shareholders Beneficially Owning More Than 5% of the Funds

		Number of Shares Beneficially Owned as of August 15, 2007
Fund	Name and Address of Beneficial Owner	Number of Shares		Percent of Class
U.S. Government	Edward Jones & Co.	Class A:	36,559,727.1610	Class A:	17.22%
Fund	201 Progress Pkwy	Class B:	1,113,219.0960	Class B:	10.94%
	Maryland Hts, MO 63043-3009	Class C:	1,489,499.1430	Class C:	8.09%

	Citigroup Global Markets, Inc.	Class A:	14,278,568.4020	Class A:	6.73%
	333 West 34th Street, 3rd Floor	Class B:	929,588.7810	Class B:	9.14%
	New York, NY 10001-2402

	MLPF&S for the Sole	Class B:	1,952,427.6210	Class B:	19.20%
	Benefits of Its Customers	Class C:	5,937,367.4080	Class C:	32.24%
	4800 Deer Lake Dr E Fl 3
	Jacksonville, FL 32246-6484

	Lord Abbett Profit Sharing Plan	Class Y:	107,684.4180	Class Y:	30.87%
	Robert Dow
	90 Hudson Street
	Jersey City, NJ 07302

	Lord Abbett Profit Sharing Plan	Class Y:	70,760.0420	Class Y:	20.29%
	Zane Brown
	90 Hudson Street
	Jersey City, NJ 07302

	Lord Abbett Profit Sharing Plan	Class Y:	59,735.3380	Class Y:	17.13%
	Pedro Rei
	90 Hudson Street
	Jersey City, NJ 07302

Limited Duration	Edward Jones & Co.	Class A:	3,897,523.9860	Class A:	21.42%
Fund	201 Progress Pkwy	Class B:	161,278.1620	Class B:	9.90%
	Maryland Hts, MO 63043-3009

	MLPF&S for the Sole	Class A:	1,558,558.1160	Class A:	8.57%
	Benefits of Its Customers	Class B:	554,845.4640	Class B:	34.04%
	4800 Deer Lake Dr E Fl 3	Class C:	2,883,612.4920	Class C:	38.35%
	Jacksonville, FL 32246-6484

	Nationwide Trust Co. FSB Trust	Class A:	1,177,604.2770	Class A:	6.47%
	PO Box 182029
	Columbus, OH 43218-2029

	PIMS/ Prudential Retirement as Nominee for the TTEE/CUST PL 002	Class A:	970,037.1050	Class A:	5.33%
	The City of Seattle Voluntary
	700 5th Avenue, Suite 5500
	PO Box 34028
	Seattle, WA 98124-4028

A-1

Limited Duration	Citigroup Global Markets, Inc.	Class B:	129,145.2370	Class B:	7.92%
Fund	333 West 34th Street, 3rd Floor	Class C:	806,711.8470	Class C:	10.73%
	New York, NY 10001-2402

	Lord Abbett Profit Sharing Plan	Class Y:	5,465.1260	Class Y:	5.06%
	Ernesto E. Gordon
	90 Hudson Street
	Jersey City, NJ 07302

	Lord Abbett Profit Sharing Plan	Class Y:	20,084.0680	Class Y:	18.59%
	Robert Lee
	90 Hudson Street
	Jersey City, NJ 07302

	Lord Abbett Profit Sharing Plan	Class Y:	62,836.2740	Class Y:	58.15%
	Robert Dow
	90 Hudson Street
	Jersey City, NJ 07302

A-2

YOU MAY VOTE IN ANY ONE OF FOUR WAYS:

   (1) VIA THE INTERNET (2) BY TELEPHONE (3) BY MAIL USING THIS BALLOT (4) IN PERSON AT THE MEETING

We encourage you to vote by Internet or telephone. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY!

VOTING ON THE INTERNET • Read the Proxy Statement and have this Proxy Ballot at hand • Log on to www.proxyweb.com • Follow the on-screen instructions	VOTING BY PHONE • Read the Proxy Statement and have this Proxy Ballot at hand • Call toll-free 1-888-221-0697 • Follow the recorded instructions

VOTING BY MAIL

•    Read the Proxy Statement

•    Check appropriate boxes on the proxy card

•     Sign, date and return this proxy card

•    Mail completed proxy card to: Proxy Services, Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund, P.O. Box 9173, Farmingdale, NY 11735-9850

If you vote by Telephone or Internet, please do not mail your card.

LORD ABBETT INVESTMENT TRUST
LORD ABBETT LIMITED DURATION U. S. GOVERNMENT	THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
& GOVERNMENT SPONSORED ENTERPRISES FUND (the “Fund”)	OF THE LORD ABBETT INVESTMENT TRUST

The undersigned hereby appoints ROBERT S. DOW, LAWRENCE H. KAPLAN and LAWRENCE B. STOLLER and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a meeting of the shareholders of the Fund scheduled to be held on November 9, 2007, including all adjournments thereof, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

Date	, 2007

For information as to the voting of shares registered in more than one name, see page 2 of the proxy statement.

Signature(s) (and Title(s), if applicable)	(Please sign in box)
When signing the proxy as attorney, executor, Administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

LALD - LP

MIS EDITS: # OF CHANGES__/__PRF 1___ PRF 2___

OK TO PRINT AS IS*____*By signing this form you are authorizing MIS to print this form in its current state.

LABEL BELOW FOR MIS USE ONLY!
PO# M-2589	SIGNATURE OF PERSON AUTHORIZING PRINTING	DATE
LORD, ABBETT #387
LORD ABBETT - LTD DURATION - TEST
ORIGINAL 2UP OVSZ 06-18-07 JM
LAURA (LORD ABBETT - LTD DURATION 2UP 2007 LP)
REVISION #1 06-20-07 JM

Please fill in box as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PENS.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE PROPOSAL BELOW AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

PROPOSAL:	FOR	AGAINST	ABSTAIN

1. To change the Fund’s investment objective.	☐	☐	☐

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

LALD - LP

MIS EDITS: # OF CHANGES ___/___PRF 1 ____PRF 2____

OK TO PRINT AS IS*____*By signing this form you are authorizing MIS to print this form in its current state.

LABEL BELOW FOR MIS USE ONLY!
PO# M-2589	SIGNATURE OF PERSON AUTHORIZING PRINTING	DATE
LORD, ABBETT #387
LORD ABBETT - LTD DURATION - TEST
ORIGINAL 2UP OVSZ 06-18-07 JM
LAURA (LORD ABBETT - LTD DURATION 2UP 2007 LP)
REVISION #1 06-20-07 JM

YOU MAY VOTE IN ANY ONE OF FOUR WAYS:

    (1) VIA THE INTERNET (2) BY TELEPHONE (3) BY MAIL USING THIS BALLOT (4) IN PERSON AT THE MEETING

We encourage you to vote by Internet or telephone.   Regardless of the method you choose, however, please take
the time to read the full text of the Proxy Statement before voting.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY!

VOTING ON THE INTERNET • Read the Proxy Statement and have this Proxy Ballot at hand • Log on to www.proxyweb.com • Follow the on-screen instructions	VOTING BY PHONE • Read the Proxy Statement and have this Proxy Ballot at hand • Call toll-free 1-888-221-0697 • Follow the recorded instructions

VOTING BY MAIL

•   Read the Proxy Statement

•   Check appropriate boxes on the proxy card

•   Sign, date and return this proxy card

•   Mail completed proxy card to: Proxy Services, Lord Abbett U.S. Government & Government Enterprises Fund, P.O. Box 9173, Farmingdale, NY 11735-9850

If you vote by Telephone or Internet, please do not mail your card.

LORD ABBETT INVESTMENT TRUST
LORD ABBETT U.S. GOVERNMENT &	THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
GOVERNMENT SPONSORED ENTERPRISES FUND (the “Fund”)	OF THE LORD ABBETT INVESTMENT TRUST

The undersigned hereby appoints ROBERT S. DOW, LAWRENCE H. KAPLAN and LAWRENCE B. STOLLER and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a meeting of the shareholders of the Fund scheduled to be held on November 9, 2007, including all adjournments thereof, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

Date	, 2007

For information as to the voting of shares registered in more than one name, see page 2 of the proxy statement.

Signature(s) (and Title(s), if applicable)	(Please sign in box)

When signing the proxy as attorney, executor, Administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

LAUS - LP

MIS EDITS: # OF CHANGES__/__PRF 1___ PRF 2___

OK TO PRINT AS IS*____*By signing this form you are authorizing MIS to print this form in its current state.

LABEL BELOW FOR MIS USE ONLY!
PO# M-2590
LORD, ABBETT #387	SIGNATURE OF PERSON AUTHORIZING PRINTING	DATE
LORD ABBETT - U.S. GOVERNMENT - TEST DATA
ORIGINAL 2-UP OVSZ 06-18-07 JM
LAURA (LORD ABBETT - U.S. GOVERNMENT 2UP 2007 LP)
REVISION #1 06-20-07 JM
REVISION #2 6-21-07 KD

Please fill in box as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PENS.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE PROPOSAL BELOW AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

PROPOSALS:	FOR	AGAINST	ABSTAIN

1. To change the Fund’s investment objective.	☐	☐	☐

2. To eliminate a fundamental investment restriction of the Fund.	☐	☐	☐

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

LAUS - LP

MIS EDITS: # OF CHANGES ___/___PRF 1 ____PRF 2____

OK TO PRINT AS IS*____*By signing this form you are authorizing MIS to print this form in its current state.

LABEL BELOW FOR MIS USE ONLY!
PO# M-2590	SIGNATURE OF PERSON AUTHORIZING PRINTING	DATE
LORD, ABBETT #387
LORD ABBETT - U.S. GOVERNMENT - TEST DATA
ORIGINAL 2-UP OVSZ 06-18-07 JM
LAURA (LORD ABBETT - U.S. GOVERNMENT 2UP 2007 LP)
REVISION #1 6-21-07 KD